THE WEITZ FUNDS

Value Fund
Partners Value Fund
Hickory Fund
Partners III Opportunity Fund
Balanced Fund
Nebraska Tax-Free Income Fund
Short-Intermediate Income Fund
Government Money Market Fund

Q U A R T E R L Y   R E P O R T

December 31, 2007

One Pacific Place, Suite 600 • 1125 South 103 Street • Omaha, Nebraska, 68124-6008
402-391-1980     800-304-9745   402-391-2125 FAX
www.weitzfunds.com

THE WEITZ FUNDS

Eight Funds—One Investment Philosophy

          Our small “family” of Funds is designed to offer a range of investment options for investors with different objectives and temperaments. There are bond funds, stock funds and a balanced fund. There are differences in fund size, portfolio concentration, volatility, and tax sensitivity. But there are certain common threads which run through all eight of the Funds.

          “We eat our own cooking.” All of our investment professionals have a majority of their families’ liquid net worth invested in our Funds. Our Trustees each have at least $100,000 invested in our family of Funds—some considerably more. This does not guarantee that the Funds will go up, but it means that we win or lose together and that shareholders definitely have our attention.

          We are patient, long-term investors. When we analyze potential equity investments, we think about the business behind the stock and try to buy shares at a large discount to the company’s underlying business value. Ideally, the business value rises over time and the stock price follows. This often allows us to hold the stock for many years, minimizing transaction costs, taxes, and the need for new investment ideas.

          We try to stay within our “circle of competence.” “Knowing what you don’t know” is important in all aspects of life, but it is crucial in investing. We think our odds of investment success are much higher when we invest in securities of companies we understand and ideally, where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy and thus may often be out of step with the general stock market.

          Risk—we worry about permanent loss of capital—not price volatility. We believe in concentrating our portfolio in the most attractive investment ideas and this can cause short-term price volatility of our portfolios.

          We think “benchmark risk” is part of investment life. Our firm’s goal is to earn good absolute investment returns over long periods of time without exposing our clients’ capital to undue risk. We do not think about any particular index when we make investment decisions. We also believe that cash is sometimes the most attractive investment. We know this approach causes headaches for some of our favorite consultants and plan sponsors, but we think flexibility and common sense will continue to serve our clients well over the years.

WEITZ EQUITY FUNDS

January 16, 2008

Dear Fellow Shareholder:

          We are glad that 2007 is history. The U.S. stock market showed a modest aggregate gain (S&P 500 +5.5%), but the market had a distinctly split personality. The housing, mortgage finance and consumer sector stocks were very weak, while others, seen as beneficiaries of booming Asian economies, were very strong. We were positioned squarely on the wrong side of the 2007 market and as a result, both our relative and absolute performance were poor (gory details are shown in the table on the next page).

          It was a particularly disappointing year because we had been very aware of the growing speculative excesses that finally reached critical mass in 2007. We had consciously focused our portfolios on companies that we believed would not only survive a likely credit/liquidity crisis but be able to take advantage of one.

          The majority of our companies performed very well last year, but there were two main flaws in our execution: (1) Countrywide Financial was more vulnerable to a funding crisis than we realized. We owned too much of it for too long before reversing our field and selling it during the 4th quarter; and (2) We were too willing to “look across the valley” of likely softness in consumer, housing-related and financial services stocks. We have thrived over the years by being willing to be early and “out of step” in buying good companies at temporarily depressed prices. Given the magnitude of the speculative credit bubble, we just did not need to have been so eager to take our contrarian stand.

          The financial markets are still experiencing extreme distress. Year-end earnings reports of banks and other financial companies will undoubtedly feature further asset value write-downs and will highlight the need of many to raise additional capital. The economy appears to be slowing and both investors and market commentators are very pessimistic. Thus, the stock market has begun 2008 on a decidedly downbeat note.

           The flipside of this gloomy picture is that the recovery process for the financial system has begun. Marginal lenders have exited the business. Viable companies whose capital has been impaired by actual and “mark to market” losses have begun to find new sources of replacement capital. Some of this capital is coming from foreign governments who are eager to recycle some of their excess trade surplus dollars into U.S. earning assets.

          The Federal Reserve and the Treasury have made liquidity available to banks and brokers and Congress is working on fiscal stimulus measures. Major banks’ “off-balance sheet” investments, which had threatened to cause additional liquidity issues, are now being brought back “on-balance sheet.” (Banks did not technically “own” these assets—hence the term “off-balance sheet”—but they received most of the “economics” of ownership. By using this accounting technicality, banks could hold more assets than would otherwise have been allowed by regulators. This activity backfired when asset values collapsed and lenders who had financed these assets asked for their money back.) This “involuntary balance sheet expansion” further burdened bank capital, but was less disruptive than the feared distressed sale of tens of billions of loans and securities.

           Excess housing inventory generated by foreclosures and voluntary sales will eventually be cleared. Builders have sold thousands of lots to speculators and we may see “bulk” sales of houses (albeit at distressed prices). There will be plenty of personal and corporate “pain and suffering” over the next year or two as assets are transferred from over-leveraged borrowers to those with the capital to take advantage of the situation. We are certainly not making light of the human costs involved in this transfer of housing assets, but within a few years, there will be a “normal” new housing market and a functioning mortgage market.

          We have not been immune to this financial crisis, but we think our companies are ones that can withstand a slow economy. We would not be so presumptuous as to suggest that a market bottom is imminent, but stocks do have a way of anticipating recovery and beginning to go up long before the news turns positive. We believe the prospects for our companies over the next few years are excellent and that from today’s price levels, our portfolios should be able to generate very good investment returns. We will discuss individual companies later in the letter, but first, the numbers.

          The table below shows investment results over various intervals for our equity Funds (after deducting fees and expenses) and for the S&P 500 (larger companies), the Russell 2000 (smaller companies) and the Nasdaq Composite (a proxy for technology companies).

	Total Returns*		Average Annual Total Returns*

	4th-Qtr.	1-Year	3-Year	5-Year	10-Year	15-Year	20-Year	Since Inception (6/1/83)

Value	-6.7%	-10.3%	2.0%	9.6%	9.4%	12.8%	13.2%	N/A
Partners Value**	-6.6	-8.5	3.0	9.5	9.5	13.2	13.4	14.0
Hickory	-7.3	-13.1	2.1	14.1	7.0	N/A	N/A	N/A
Partners III**	-7.2	-12.9	1.4	12.7	10.2	14.5	14.2	14.1

S&P 500#	-3.3	5.5	8.6	12.8	5.9	10.5	11.8	12.2
Russell 2000#	-4.6	-1.6	6.8	16.3	7.1	N/A	N/A	N/A
Nasdaq Composite#	-1.6	10.7	7.6	15.5	5.9	9.5	11.0	9.1

These performance numbers reflect the deduction of each Fund’s annual operating expenses. The current annual operating expenses for the Value Fund, Partners Value Fund, Hickory Fund and Partners III Opportunity Fund, as stated in the most recent Prospectus are 1.14%, 1.15%, 1.22% and 1.57%, respectively, of each Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	All performance numbers assume reinvestment of dividends (except for the 15- and 20-year Nasdaq numbers for which reinvestment of dividend information was not available).

**

As of December 31, 1993, the Partners Value Fund (“Partners Value”) succeeded to substantially all of the assets of Weitz Partners II Limited Partnership and as of December 30, 2005, the Partners III Opportunity Fund (“Partners III”) succeeded to substantially all of the assets of Weitz Partners III Limited Partnership (together with Weitz Partners II Limited Partnership, the “Partnerships”). The investment objectives, policies and restrictions of Partners Value and Partners III are materially equivalent to those of the respective Partnerships and the Partnerships were managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before Partners Value and Partners III became investment companies registered with the Securities and Exchange Commission. During these periods, neither Partnership was registered under the Investment Company Act of 1940 and therefore were not subject to certain investment restrictions imposed by the 1940 Act. If either Partnership had been registered under the 1940 Act during these periods, the Partnership’s performance might have been adversely affected.

#	Index performance is hypothetical and is for illustrative purposes only.

Market Commentary

          It is no wonder that investors are confused and frightened. Huge, well-known financial institutions have faced embarrassing losses (or worse) and the viability of whole industries (e.g. mortgage insurance and bond insurance) has been questioned. Everyone—lenders, borrowers, investors, speculators, regulators and rating agencies—played a part in creating the financial crisis. Every corner of the financial world is affected, yet the dimensions of the future losses are not yet measurable. Lenders and borrowers are hesitant to do business with each other, and the financial markets are not functioning normally.

          In this environment, the stocks of companies with real problems have been punished severely. Unfortunately, the stocks of many other companies that have been impacted in minor or temporary ways have also been subject to heavy selling pressure. The potential rewards for successfully navigating this kind of market are great. However, to earn these rewards, investors must have the courage of their convictions so they can stick with their investments during extended periods of uncertainty. This can be painful.

          Some people do not have the temperament for investing in markets like this, and they would probably be better off owning Treasury Bills or a government securities money market fund (we offer one). There is no shame in staying on the sidelines if that allows one to sleep well. Peace of mind is important.

          For those with the courage and patience to buy good assets when nobody else wants them or can afford to buy them, we think this is a very good time for investing. Terrific assets and companies with strong franchises are available at very attractive prices. We believe that it takes very little imagination to envision the possibility of 50% appreciation in most of our stocks over the next 2-3 years.

Portfolio Review

          We look at companies one at a time and are generally not guided by “top-down” macroeconomic considerations or investment “themes.” Ideally, we would find 30-40 companies whose stocks are very cheap and whose businesses respond to economic conditions in unrelated ways. In reality, certain groups of stocks with real or perceived similarities tend to move up and down together as investors generalize about their outlooks. Our favorite investment ideas tend to cluster in these unpopular groups.

          It is important to understand, though, that each company has its own business model and its own strategy for dealing with the credit crisis and consumer spending slowdown/recession. We thought it might be helpful to shareholders to review several of our key holdings and explain why we believe the 2-3 year outlook for each is very good.

          Berkshire Hathaway is the epitome of the company one would like to own in a period of distressed financial markets. Its excess liquidity and ability to generate billions in free cash flow every year make it uniquely well-suited to buy individual assets and whole businesses and to expand existing businesses. The stock has appreciated nicely in the past year, but we believe it is still reasonably priced.

          American International Group (AIG) is an enormous insurance company with a global franchise. It owns and insures some mortgages and corporate bonds, but its insurance business is quite diversified and its balance sheet is sound. It sells for less than 10 times current earnings, and we expect significant earnings growth and P/E multiple expansion over the next several years.

          American Express represents a royalty on consumer and business spending, which is slowing, and it extends credit (albeit to a “prime” clientele). While the market focuses on rising credit losses which are real, we emphasize the company’s ample growth opportunities in the U.S. and abroad, and the significant cash flow it generates even after investing in its future. Its 4th quarter earnings report was mildly disappointing, but the stock seems, to us, to have over-reacted. At about 13 times expected 2008 earnings, we consider the stock under-valued.

          Redwood Trust’s management foresaw and prepared for the current credit crisis and has a substantial portion of its capital in liquid reserves. It plans to use these reserves to buy assets that will enhance returns (and dividends) for years to come. In spite of Redwood’s strong financial position and excellent prospects, the stock is down over 50% from its high. We believe Redwood has $4-5 per share earning power and 90% of earnings will be paid out in dividends. A return to previous price levels over the next few years seems very plausible (and would mean a doubling of the current price).

          Fannie Mae and Freddie Mac own and guarantee mortgages, so their earnings will be impacted by rising credit losses over the next few years. Fannie and Freddie are “Government Sponsored Entities” (GSE’s) meaning that they were created by Congress to make mortgages more readily available to U.S. homeowners. While their debt is not guaranteed by the U.S. government, they enjoy unique access to global capital markets. With the secondary market for mortgages virtually shut down, they are in a position to earn higher than usual returns on new business. Over the next 2-3 years, as losses on older mortgages run off and the higher returns on new business flow into earnings, we believe investors will recognize their higher earning power and the stocks will appreciate.

          The stocks of retailers were generally weak in 2007. Fears that consumer spending would slow were on target, but we believe investors over-reacted. Wal-Mart rose slightly, but the shares of Lowes, Bed Bath & Beyond, Cabela’s and Liberty Interactive (primarily QVC) suffered declines ranging from 12-38%. These companies are strong competitors in their own niches. They generate free cash flow which can be used to expand their businesses and/or buy back stock. We would expect each to come out of the current weak period in very strong positions.

          Media and telecom companies like Liberty Capital (primarily DirectTV), Comcast, Liberty Global, Washington Post and Telephone and Data Systems all had very good years from a business point of view. They grew earnings, cash flows and business values, yet the performance of their stocks was mixed. Each sells at a significant discount to our estimate of their business values and we expect them to make good contributions to portfolio returns when recession fears subside.

          UnitedHealth Group and WellPoint were strong contributors to 2007 results but are still very reasonably priced at 13-14 times expected 2008 earnings. Omnicare experienced competitive challenges over the past year but we believe that cost savings following a recent acquisition will produce economic earnings well above market expectations over the next two years.

          There are few industry groups which are more out of favor than building materials, but we believe demographics suggest a positive long-term outlook. USG, Mohawk, Vulcan, Martin Marietta and Eagle have unusually strong raw material assets, distribution systems and balance sheets which give these companies very strong recovery potential. Their earnings are cyclical, but they earn strong returns on equity and we believe that we can earn attractive average annual returns by buying them when their businesses are weak and investors are fearful.

          Each of the Funds also holds some cash reserves. We do not target a particular cash level but holding some excess cash allows the Funds to add to positions and to pursue new investment ideas as opportunities arise.

Outlook

          Looming credit losses will probably wreak havoc with many companies for another year (or two). Headlines will be scary. The shrinkage of available credit may depress consumer spending and we may well experience a recession. If the domestic economy slows significantly, the rest of the world will probably be affected, too. If this is the case, the booming Asian economies may slow and some of the hot areas of the 2007 market—energy, metals, other commodities, etc.—may not be the safe refuge that they have been recently.

          However, much of the bad news seems to be priced into the stock prices of the most obvious victims of the current mortgage crisis/U.S. economic slowdown. Panic selling can take stocks to unimaginably low levels (I remember 1974 all too well), but prices do not stay at ridiculously low levels for long. We believe that if we buy shares of businesses at deep discounts to their underlying intrinsic values, the eventual rewards will be great. For investors with courage and patience, we think this is a great time to be a contrarian stock investor.

          Thanks again for your patience in a decidedly trying period for our Funds.

          Sincerely,

Wallace R. Weitz	Bradley P. Hinton
Co-manager Value and Partners Value Portfolio Manager Hickory and Partners III	Co-manager Value and Partners Value

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

FUND PERFORMANCE — VALUE FUND
(Unaudited)

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Value Fund	S&P 500	Difference Value Fund – S&P 500

Dec. 31, 1998	28.9%	28.6%	0.3%
Dec. 31, 1999	21.0	21.0	0.0
Dec. 31, 2000	19.6	–9.1	28.7
Dec. 31, 2001	0.2	–11.8	12.0
Dec. 31, 2002	–17.1	–22.1	5.0
Dec. 31, 2003	28.7	28.7	0.0
Dec. 31, 2004	15.7	10.9	4.8
Dec. 31, 2005	–2.8	4.9	–7.7
Dec. 31, 2006	21.8	15.8	6.0
Dec. 31, 2007	–10.3	5.5	–15.8

10-Year Cumulative Return ended Dec. 31, 2007	145.4	77.5	67.9
10-Year Average Annual Compound Return ended Dec. 31, 2007	9.4	5.9	3.5

This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period March 31, 1997, through December 31, 2007, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended December 31, 2007 was –10.3%, 9.6% and 9.4%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses, which as stated in its most recent Prospectus are 1.14% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE — VALUE FUND
(Unaudited)

Top Ten Stocks*

Berkshire Hathaway	10.4%
Liberty Media - Capital	5.6
American International Group	5.1
Liberty Media - Interactive	4.8
Telephone & Data Systems	4.3
Wal-Mart	4.0
UnitedHealth Group	4.0
WellPoint	3.9
Redwood Trust	3.8
Fannie Mae	3.8

49.7%

Industry Sectors*

Financial Services	21.1%
Media Content and Distribution	15.5
Consumer Products and Services - Retailing	14.0
Healthcare	12.6
Mortgage Services	9.9
Telecommunications	4.3
Building and Construction Products	3.2
Technology	3.0
Diversified Industries	1.8
Transportation	1.4
Gaming, Lodging and Leisure	0.1
Short-Term Securities/Other	13.1

100.0%

* As of December 31, 2007

Largest Net Purchases and Sales for Quarter Ended December 31, 2007

Net Purchases ($mil)

Bed Bath & Beyond (new)	$33
Wells Fargo	15
Fannie Mae	8
Lowe’s	2
Omnicare	1

$59

Net Sales ($mil)

UnitedHealth Group	$94
Countrywide Financial (eliminated)	74
Berkshire Hathaway	63
Wal-Mart	40
Tyco Electronics (eliminated)	38
Other (net)	106

$415

Net Portfolio Sales	$356

Largest Net Contributions to Investment Results for Quarter Ended December 31, 2007

Positive ($mil)

Berkshire Hathaway	$46
UnitedHealth Group	25
Wal-Mart	10
WellPoint	9
Redwood Trust	9

$99

Negative ($mil)

Countrywide Financial	$(77)
Fannie Mae	(37)
Omnicare	(26)
Comcast	(18)
American International Group	(18)
Other (net)	(90)

$(266)

Net Portfolio Losses	$(167)

VALUE FUND
Schedule of Investments in Securities December 31, 2007 (Unaudited)

	Shares	Value

COMMON STOCKS —86.9%

Financial Services — 21.1%

Insurance — 15.5%
Berkshire Hathaway, Inc. - CL B*	49,000	$232,064,000
American International Group, Inc.	1,950,000	113,685,000

		345,749,000
Consumer Finance — 3.4%
American Express Co.	1,450,000	75,429,000

Banking — 2.2%
Wells Fargo & Co.	1,600,000	48,304,000

		469,482,000

Media Content and Distribution — 15.5%

Newspaper, Television, Radio and Programming — 9.8%
Liberty Media Corp. - Capital - Series A*	1,080,000	125,809,200
The Washington Post Co. - CL B	105,000	83,100,150
Cumulus Media, Inc. - CL A*	1,121,168	9,014,191

		217,923,541
Cable Television — 5.7%
Liberty Global, Inc. - Series C*	1,990,000	72,814,100
Comcast Corp. - CL A*	3,050,000	55,693,000
Adelphia Recovery Trust, Series ACC-7* #	3,535,000	—

		128,507,100

		346,430,641
Consumer Products and Services - Retailing — 14.0%

Liberty Media Corp. - Interactive - Series A*	5,600,000	106,848,000
Wal-Mart Stores, Inc.	1,900,000	90,307,000
Lowe’s Companies, Inc.	2,000,000	45,240,000
IAC/InterActiveCorp*	1,520,800	40,939,936
Bed Bath & Beyond, Inc.*	1,000,000	29,390,000

		312,724,936

VALUE FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Healthcare — 12.6%

Managed Care — 8.0%
UnitedHealth Group, Inc.	1,550,000	$90,210,000
WellPoint, Inc.*	1,000,000	87,730,000

		177,940,000
Suppliers and Distributors — 4.6%
Omnicare, Inc.	2,500,000	57,025,000
Covidien Ltd.	1,025,000	45,397,250

		102,422,250

		280,362,250
Mortgage Services — 9.9%

Originating and Investing — 5.2%
Redwood Trust, Inc.†	2,455,000	84,059,200
Newcastle Investment Corp.	1,908,100	24,728,976
CBRE Realty Finance, Inc.	1,350,000	7,209,000
Bimini Capital Management, Inc.	700,000	175,000

		116,172,176
Government Agency — 4.7%
Fannie Mae	2,100,000	83,958,000
Freddie Mac	588,700	20,057,009

		104,015,009

		220,187,185
Telecommunications — 4.3%

Telephone and Data Systems, Inc. - Special	1,647,700	94,907,520

Building and Construction Products — 3.2%

USG Corp.*	1,406,000	50,320,740
Vulcan Materials Co.	277,000	21,907,930

		72,228,670

Technology — 3.0%

Dell, Inc.*	2,700,000	66,177,000

VALUE FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Diversified Industries — 1.8%

Tyco International Ltd.	1,025,000	$40,641,250

Transportation — 1.4%

United Parcel Service, Inc.	450,000	31,824,000

Gaming, Lodging and Leisure — 0.1%

Six Flags, Inc.*	1,574,500	3,196,235

Total Common Stocks (Cost $1,693,412,264)		1,938,161,687

SHORT-TERM SECURITIES — 12.5%

Wells Fargo Advantage Government Money Market Fund 4.5%(a) (Cost $279,970,847)	279,970,847	279,970,847

Total Investments in Securities (Cost $1,973,383,111)		2,218,132,534
Other Assets Less Other Liabilities — 0.6%		13,216,471

Net Assets — 100%		$2,231,349,005

Net Asset Value Per Share		$31.69

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at December 31, 2007.

(This page has been left blank intentionally.)

FUND PERFORMANCE — PARTNERS VALUE FUND
(Unaudited)

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Partners Value Fund	S&P 500	Difference Partners Value – S&P 500

Dec. 31, 1998	29.1%	28.6%	0.5%
Dec. 31, 1999	22.1	21.0	1.1
Dec. 31, 2000	21.1	–9.1	30.2
Dec. 31, 2001	–0.9	–11.8	10.9
Dec. 31, 2002	–17.0	–22.1	5.1
Dec. 31, 2003	25.4	28.7	–3.3
Dec. 31, 2004	15.0	10.9	4.1
Dec. 31, 2005	–2.4	4.9	–7.3
Dec. 31, 2006	22.5	15.8	6.7
Dec. 31, 2007	–8.5	5.5	–14.0

10-Year Cumulative Return ended Dec. 31, 2007	147.5	77.5	70.0
10-Year Average Annual Compound Return ended Dec. 31, 2007	9.5	5.9	3.6

This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period March 31, 1997, through December 31, 2007, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended December 31, 2007 was –8.5%, 9.5% and 9.5%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.15% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE — PARTNERS VALUE FUND
(Unaudited)

Top Ten Stocks*

Berkshire Hathaway	10.8%
Liberty Media - Capital	5.9
American International Group	5.7
UnitedHealth Group	5.0
Telephone & Data Systems	4.8
Redwood Trust	4.6
Liberty Media - Interactive	4.5
Wal-Mart	4.3
American Express	4.1
WellPoint	4.0

53.7%

Industry Sectors*

Financial Services	20.6%
Consumer Products and Services	18.4
Media Content and Distribution	16.1
Healthcare	14.1
Mortgage Services	8.5
Telecommunications	4.8
Technology	3.2
Building and Construction Products	2.6
Diversified Industries	2.0
Commercial Services	1.2
Short-Term Securities/Other	8.5

100.0%

* As of December 31, 2007

Largest Net Purchases and Sales for Quarter Ended December 31, 2007

Net Purchases ($mil)

Redwood Trust	$25
Comcast	16
American Express	11
Coinstar	6
Omnicare	5

$63

Net Sales ($mil)

UnitedHealth Group	$60
Countrywide Financial (eliminated)	51
Tyco Electronics (eliminated)	28
Berkshire Hathaway	28
Apollo Group (eliminated)	22
Other (net)	46

$235

Net Portfolio Sales	$172

Largest Net Contributions to Investment Results for Quarter Ended December 31, 2007

Positive ($mil)

Berkshire Hathaway	$32
UnitedHealth Group	18
Redwood Trust	10
Wal-Mart	7
WellPoint	7

$74

Negative ($mil)

Countrywide Financial	$(53)
Fannie Mae	(24)
Omnicare	(17)
Cabela’s	(17)
American International Group	(14)
Other (net)	(60)

$(185)

Net Portfolio Losses	$(111)

PARTNERS VALUE FUND
Schedule of Investments in Securities
December 31, 2007
(Unaudited)

	Shares	Value

COMMON STOCKS — 91.5%

Financial Services — 20.6%

Insurance — 16.5%
Berkshire Hathaway, Inc. - CL B*	26,000	$123,136,000
Berkshire Hathaway, Inc. - CL A*	300	42,480,000
American International Group, Inc.	1,500,000	87,450,000

		253,066,000
Consumer Finance — 4.1%
American Express Co.	1,225,000	63,724,500

		316,790,500

Consumer Products and Services — 18.4%

Retailing — 16.0%
Liberty Media Corp. - Interactive - Series A*	3,650,000	69,642,000
Wal-Mart Stores, Inc.	1,400,000	66,542,000
Lowe’s Companies, Inc.	2,050,000	46,371,000
Cabela’s, Inc. - CL A*	2,200,000	33,154,000
IAC/InterActiveCorp*	1,097,000	29,531,240

		245,240,240
Consumer Goods — 2.4%
Mohawk Industries, Inc.*	500,000	37,200,000

		282,440,240

Media Content and Distribution — 16.1%

Newspaper, Television, Radio and Programming — 10.0%
Liberty Media Corp. - Capital - Series A*	775,000	90,279,750
The Washington Post Co. - CL B	75,000	59,357,250
Daily Journal Corp.* †	116,000	4,699,160

		154,336,160
Cable Television — 6.1%
Liberty Global, Inc. - Series C*	1,277,000	46,725,430
Comcast Corp. - CL A*	2,550,000	46,563,000
Adelphia Recovery Trust, Series ACC-7* #	2,310,000	—

		93,288,430

		247,624,590

PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Healthcare — 14.1%

Managed Care — 9.0%
UnitedHealth Group, Inc.	1,325,000	$77,115,000
WellPoint, Inc.*	700,000	61,411,000

		138,526,000
Suppliers and Distributors — 5.1%
Omnicare, Inc.	1,875,000	42,768,750
Covidien Ltd.	785,000	34,767,650

		77,536,400

		216,062,400

Mortgage Services — 8.5%

Originating and Investing — 4.6%
Redwood Trust, Inc.†	2,045,515	70,038,433

Government Agency — 3.9%
Fannie Mae	1,352,000	54,052,960
Freddie Mac	192,300	6,551,661

		60,604,621

		130,643,054

Telecommunications — 4.8%

Telephone and Data Systems, Inc. - Special	1,273,800	73,370,880

Technology — 3.2%

Dell, Inc.*	2,000,000	49,020,000

Building and Construction Products — 2.6%

USG Corp.*	1,100,000	39,369,000

Diversified Industries — 2.0%

Tyco International Ltd.	785,000	31,125,250

PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Commercial Services — 1.2%

Coinstar, Inc.*	650,000	$18,297,500

Gaming, Lodging and Leisure — 0.0%

Six Flags, Inc.*	464,600	943,138

Total Common Stocks (Cost $1,193,251,994)		1,405,686,552

SHORT-TERM SECURITIES — 9.0%

Wells Fargo Advantage Government Money Market Fund 4.5%(a) (Cost $138,807,161)	138,807,161	138,807,161

Total Investments in Securities (Cost $1,332,059,155)		1,544,493,713
Other Liabilities in Excess of Other Assets — (0.5%)		(8,620,856)

Net Assets — 100%		$1,535,872,857

Net Asset Value Per Share		$19.90

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at December 31, 2007.

(This page has been left blank intentionally.)

FUND PERFORMANCE — HICKORY FUND
(Unaudited)

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Hickory Fund	S&P 500	Difference Hickory Fund – S&P 500

Dec. 31, 1998	33.0%	28.6%	4.4%
Dec. 31, 1999	36.7	21.0	15.7
Dec. 31, 2000	–17.2	–9.1	–8.1
Dec. 31, 2001	–4.6	–11.8	7.2
Dec. 31, 2002	–29.3	–22.1	–7.2
Dec. 31, 2003	47.9	28.7	19.2
Dec. 31, 2004	22.6	10.9	11.7
Dec. 31, 2005	–0.2	4.9	–5.1
Dec. 31, 2006	22.8	15.8	7.0
Dec. 31, 2007	–13.1	5.5	–18.6

10-Year Cumulative Return ended Dec. 31, 2007	95.8	77.5	18.3
10-Year Average Annual Compound Return ended Dec. 31, 2007	7.0	5.9	1.1

This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 1997, through December 31, 2007, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended December 31, 2007 was –13.1%, 14.1% and 7.0%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.22% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE — HICKORY FUND
(Unaudited)

Top Ten Stocks*

Berkshire Hathaway	9.4%
Redwood Trust	6.8
American International Group	6.6
Liberty Media - Capital	5.6
UnitedHealth Group	5.0
Liberty Media - Interactive	4.1
Telephone & Data Systems	3.7
Coinstar	3.6
Cabela’s	3.5
Omnicare	3.2

51.5%

Industry Sectors*

Financial Services	18.8%
Consumer Products and Services	14.7
Healthcare	12.5
Media Content and Distribution	12.0
Mortgage Services	11.9
Telecommunications	5.3
Commercial Services	4.0
Building and Construction Products	3.5
Diversified Industries	2.1
Technology	2.0
Gaming, Lodging and Leisure	0.9
Short-Term Securities/Other	12.3

100.0%

* As of December 31, 2007

Largest Net Purchases and Sales for Quarter Ended December 31, 2007

Net Purchases ($mil)

American International Group	$3.3
Cabela’s	3.2
Bed Bath & Beyond (new)	3.1
Comcast	2.7
Eagle Materials (new)	1.8

$14.1

Net Sales ($mil)

Countrywide Financial (eliminated)	$8.5
UnitedHealth Group	6.5
TD Ameritrade	5.3
Cumulus Media	4.3
Tyco Electronics (eliminated)	4.2
Other (net)	4.0

$32.8

Net Portfolio Sales	$18.7

Largest Net Contributions to Investment Results for Quarter Ended December 31, 2007

Positive ($mil)

Berkshire Hathaway	$4.8
UnitedHealth Group	3.2
Redwood Trust	2.3
LICT Corp. & CIBL, Inc.#	1.3
TD Ameritrade	0.8

$12.4

Negative ($mil)

Countrywide Financial	$(8.5)
Cabela’s	(4.6)
Omnicare	(4.4)
Fannie Mae	(3.5)
American International Group	(2.3)
Other (net)	(13.1)

$(36.4)

Net Portfolio Losses	$(24.0)

#          For presentation purposes, securities combined due to spin-off during the quarter

HICKORY FUND
Schedule of Investments in Securities
December 31, 2007
(Unaudited)

	Shares	Value

COMMON STOCKS — 87.7%

Financial Services — 18.8%

Insurance — 16.0%
Berkshire Hathaway, Inc. - CL A*	200	$28,320,000
American International Group, Inc.	340,000	19,822,000

		48,142,000
Brokers — 1.6%
TD Ameritrade Holding Corp.*	230,000	4,613,800

Consumer Finance — 1.2%
American Express Co.	70,000	3,641,400

		56,397,200

Consumer Products and Services — 14.7%

Retailing— 11.7%
Liberty Media Corp. - Interactive - Series A*	650,000	12,402,000
Cabela’s, Inc. - CL A*	690,000	10,398,300
Lowe’s Companies, Inc.	230,000	5,202,600
Wal-Mart Stores, Inc.	90,000	4,277,700
Bed Bath & Beyond, Inc.*	100,000	2,939,000

		35,219,600
Consumer Goods — 3.0%
Mohawk Industries, Inc.*	120,000	8,928,000

		44,147,600

Healthcare — 12.5%

Managed Care — 7.2%
UnitedHealth Group, Inc.	260,000	15,132,000
WellPoint, Inc.*	75,000	6,579,750

		21,711,750
Suppliers and Distributors — 5.3%
Omnicare, Inc.	425,000	9,694,250
Covidien Ltd.	137,500	6,089,875

		15,784,125

		37,495,875

HICKORY FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Media Content and Distribution — 12.0%

Newspaper, Television, Radio and Programming — 7.2%
Liberty Media Corp. - Capital - Series A*	145,000	$16,891,050
Cumulus Media, Inc. - CL A*	605,300	4,866,612

		21,757,662
Cable Television — 4.8%
Liberty Global, Inc. - Series C*	261,695	9,575,420
Comcast Corp. - CL A Special*	260,000	4,711,200

		14,286,620

		36,044,282
Mortgage Services — 11.9%

Originating and Investing — 9.0%
Redwood Trust, Inc.	598,000	20,475,520
CBRE Realty Finance, Inc.	705,400	3,766,836
Newcastle Investment Corp.	220,000	2,851,200

		27,093,556
Government Agency — 2.9%
Fannie Mae	220,000	8,795,600

		35,889,156

Telecommunications — 5.3%

Telephone and Data Systems, Inc. - Special	195,000	11,232,000
LICT Corp.* #	1,005	4,321,500
CIBL, Inc.* #	1,005	502,500

		16,056,000

Commercial Services — 4.0%

Coinstar, Inc.*	385,260	10,845,069
Convera Corp.*	370,000	1,024,900

		11,869,969

Building and Construction Products — 3.5%

USG Corp.*	170,000	6,084,300
Beacon Roofing Supply, Inc.*	300,000	2,526,000
Eagle Materials, Inc.	50,000	1,774,000

		10,384,300

HICKORY FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Diversified Industries — 2.1%

Tyco International Ltd.	160,000	$6,344,000

Technology — 2.0%

Dell, Inc.*	250,000	6,127,500

Gaming, Lodging and Leisure — 0.9%

Six Flags, Inc.*	1,350,000	2,740,500

Total Common Stocks (Cost $256,262,018)		263,496,382

SHORT-TERM SECURITIES — 12.3%

Wells Fargo Advantage Government Money Market Fund 4.5%(a) (Cost $36,987,623)	36,987,623	36,987,623

Total Investments in Securities (Cost $293,249,641)		300,484,005
Other Liabilities in Excess of Other Assets — 0.0%		(128,611)

Net Assets — 100%		$300,355,394

Net Asset Value Per Share		$34.38

*	Non-income producing

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at December 31, 2007.

(This page has been left blank intentionally.)

FUND PERFORMANCE — PARTNERS III OPPORTUNITY FUND
(Unaudited)

The following table summarizes performance information for the Partners III Opportunity Fund (“Partners III”) and its predecessor, Weitz Partners III-Limited Partnership (“Partnership”). Partners III succeeded to substantially all of the assets of the Partnership, a Nebraska investment limited partnership as of December 30, 2005. The investment objectives, policies, guidelines and restrictions of Partners III are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company.

Period Ended	Partners III	S&P 500	Difference Partners III – S&P 500

Dec. 31, 1998	10.9%	28.6%	–17.7%
Dec. 31, 1999	10.6	21.0	–10.4
Dec. 31, 2000	32.4	–9.1	41.5
Dec. 31, 2001	6.6	–11.8	18.4
Dec. 31, 2002	–16.1	–22.1	6.0
Dec. 31, 2003	42.6	28.7	13.9
Dec. 31, 2004	22.1	10.9	11.2
Dec. 31, 2005	–0.7	4.9	-5.6
Dec. 31, 2006	20.4	15.8	4.6
Dec. 31, 2007	–12.9	5.5	–18.4

10-Year Cumulative Return ended Dec. 31, 2007	163.5	77.5	86.0
10-Year Average Annual Compound Return ended Dec. 31, 2007	10.2	5.9	4.3

This chart depicts the change in the value of a $10,000 investment in Partners III for the period March 31, 1997, through December 31, 2007 as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The average annual total return of Partners III for the one, five and ten year periods ended December 31, 2007 was –12.9%, 12.7% and 10.2%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.57% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in Partners III will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. The performance data presented includes performance for the period before Partners III became an investment company registered with the Securities and Exchange Commission. During this time, Partners III was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If Partners III had been registered under the 1940 Act during this time period, the performance of Partners III might have been adversely affected. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE — PARTNERS III OPPORTUNITY FUND
(Unaudited)

Top Ten Stocks*

Berkshire Hathaway	11.3%
Redwood Trust	6.3
American International Group	6.3
UnitedHealth Group	5.0
Wal-Mart	4.0
Liberty Media - Capital	3.7
Liberty Media - Interactive	3.7
Omnicare	3.6
Coinstar	3.5
Cabela’s	3.3

50.7%

Industry Sectors*

Financial Services	22.6%
Consumer Products and Services	16.2
Healthcare	12.6
Media Content and Distribution	11.7
Mortgage Services	10.7
Commercial Services	4.9
Telecommunications	3.3
Building and Construction Products	2.8
Technology	2.1
Diversified Industries	2.0
Gaming, Lodging and Leisure	0.9

Total Long Positions	89.8
Securities Sold Short	(19.9)

Net Long Positions	69.9
Short Proceeds/Other	30.1

100.0%

* Percentage of net assets as of December 31, 2007

Largest Net Purchases and Sales for Quarter Ended December 31, 2007

Net Purchases ($mil)

American International Group	$3.3
Bed Bath & Beyond (new)	3.0
Comcast	2.7
Eagle Materials (new)	1.8
Cabela’s	1.4

$12.2

Net Sales ($mil)

Countrywide Financial (eliminated)	$10.4
UnitedHealth Group	4.4
Cumulus Media	4.1
TD Ameritrade	3.8
Tyco Electronics (eliminated)	3.1
Other (net)	5.5

$31.3

Net Portfolio Sales	$19.1

Largest Net Contributions to Investment Results for Quarter Ended December 31, 2007

Positive ($mil)

Berkshire Hathaway	$5.4
Short Positions	3.9
UnitedHealth Group	3.0
Redwood Trust	2.0
Wal-Mart	1.0

$15.3

Negative ($mil)

Countrywide Financial	$(8.5)
Cabela’s	(4.8)
Omnicare	(4.6)
Fannie Mae	(4.2)
American International Group	(2.1)
Other (net)	(12.7)

$(36.9)

Net Portfolio Losses	$(21.6)

PARTNERS III OPPORTUNITY FUND
Schedule of Investments in Securities
December 31, 2007
(Unaudited)

	Shares	Value

COMMON STOCKS — 89.8%

Financial Services — 22.6%

Insurance — 17.6%
Berkshire Hathaway, Inc. - CL A* (b)	130	$18,408,000
Berkshire Hathaway, Inc. - CL B* (b)	3,000	14,208,000
American International Group, Inc.	310,000	18,073,000

		50,689,000
Banking — 2.1%
Wells Fargo & Co.	200,000	6,038,000

Consumer Finance — 1.5%
American Express Co.	83,000	4,317,660

Brokers — 1.4%
TD Ameritrade Holding Corp.*	210,000	4,212,600

		65,257,260

Consumer Products and Services — 16.2%

Retailing — 13.6%
Wal-Mart Stores, Inc.(b)	240,000	11,407,200
Liberty Media Corp. - Interactive - Series A* (b)	560,000	10,684,800
Cabela’s, Inc. - CL A* (b)	640,000	9,644,800
Lowe’s Companies, Inc.	200,000	4,524,000
Bed Bath & Beyond, Inc.*	100,000	2,939,000

		39,199,800
Consumer Goods — 2.6%
Mohawk Industries, Inc.*	100,000	7,440,000

		46,639,800

Healthcare — 12.6%

Managed Care — 7.2%
UnitedHealth Group, Inc.	250,000	14,550,000
WellPoint, Inc.*	70,000	6,141,100

		20,691,100
Suppliers and Distributors — 5.4%
Omnicare, Inc.	450,000	10,264,500
Covidien Ltd.	122,500	5,425,525

		15,690,025

		36,381,125

PARTNERS III OPPORTUNITY FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Media Content and Distribution — 11.7%

Newspaper, Television, Radio and Programming — 6.4%
Liberty Media Corp. - Capital - Series A* (b)	92,000	$10,717,080
The Washington Post Co. - CL B(b)	5,000	3,957,150
Cumulus Media, Inc. - CL A*	450,750	3,624,030

		18,298,260
Cable Television — 5.3%
Liberty Global, Inc. - Series C* (b)	233,000	8,525,470
Comcast Corp. - CL A*	375,000	6,847,500

		15,372,970

		33,671,230
Mortgage Services — 10.7%

Originating and Investing — 7.4%
Redwood Trust, Inc.(b)	528,000	18,078,720
Newcastle Investment Corp.	200,000	2,592,000
CBRE Realty Finance, Inc.	117,000	624,780

		21,295,500
Government Agency — 3.3%
Fannie Mae	239,000	9,555,220

		30,850,720

Commercial Services — 4.9%

Coinstar, Inc.*	355,200	9,998,880
Intelligent Systems Corp.* # †	883,999	2,961,397
Convera Corp.*	300,000	831,000
Continental Resources#	700	280,000

		14,071,277

Telecommunications — 3.3%

Telephone and Data Systems, Inc. - Special(b)	162,900	9,383,040

Building and Construction Products— 2.8%

USG Corp.*	150,000	5,368,500
Eagle Materials, Inc.	50,000	1,774,000
Beacon Roofing Supply, Inc.*	122,452	1,031,046

		8,173,546

PARTNERS III OPPORTUNITY FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Technology — 2.1%

Dell, Inc.*	250,000	$6,127,500

Diversified Industries — 2.0%

Tyco International Ltd.	145,000	5,749,250

Gaming, Lodging and Leisure — 0.9%

Six Flags, Inc.*	1,250,000	2,537,500

Total Common Stocks (Cost $239,865,038)		258,842,248

SHORT-TERM SECURITIES — 8.4%

Wells Fargo Advantage Government Money Market Fund 4.5%(a)
(Cost $24,256,053)	24,256,053	24,256,053

Total Investments in Securities (Cost $264,121,091)		283,098,301
Due From Broker(b) — 21.7%		62,573,925
Securities Sold Short — (19.9%)		(57,364,600)
Other Liabilities in Excess of Other Assets — 0.0%		(119,136)

Net Assets — 100%		$288,188,490

Net Asset Value Per Share		$9.41

SECURITIES SOLD SHORT

Expedia, Inc.	20,000	$(632,400)
Ishares Dow Jones U.S. Real Estate	100,000	(6,589,000)
Ishares Russell 2000	220,000	(16,755,200)
Ishares Russell 2000 Value	230,000	(16,261,000)
Ishares Russell Midcap	165,000	(17,127,000)

Total Securities Sold Short (proceeds $62,199,083)		$(57,364,600)

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at December 31, 2007.

(b)	Fully or partially pledged as collateral on securities sold short.

(This page has been left blank intentionally.)

BALANCED FUND

January 15, 2008

Dear Fellow Shareholder:

          The Balanced Fund had a poor quarter to close out a similarly poor year. The Fund’s total return in the fourth quarter was -3.9% versus -0.8% for our primary benchmark, the Blended Index†. For the full year the Fund’s return was -5.3% compared to 6.2% for the Blended Index†. The negative returns are especially disappointing in an up market given our focus on capital preservation.

          The following table shows the results of the Balanced Fund over various time periods through December 31, 2007, along with the Blended Index†, the S&P 500 (stocks) and the Lehman Brothers Intermediate U.S. Government/Credit Index (bonds).

	Total Returns*		Average Annual Total Returns*

	3-Mos.	1-Year	2-Year	3-Year	4-Year	Since Inception

Balanced Fund	-3.9%	-5.3%	4.1%	3.3%	5.4%	6.0%

Blended Index†#	-0.8	6.2	8.6	6.9	7.1	8.5
S&P 500#	-3.3	5.5	10.5	8.6	9.2	11.6
Lehman Brothers Intermediate U.S. Government/Credit Index#	2.9	7.4	5.7	4.3	4.0	3.8

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.14% of the Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Fund inception date: October 1, 2003. All performance numbers assume reinvestment of dividends.

†

The Blended Index reflects an unmanaged portfolio of 60% of the S&P 500, which is an unmanaged index of common stock prices, and 40% of the Lehman Brothers Intermediate U.S. Government/Credit Index, which is an unmanaged index consisting of government securities and publicly issued corporate debt with maturities from one to ten years.

#	Index performance is hypothetical and is for illustrative purposes only.

Portfolio Review

          “Fall seven times, stand up eight.”

                    —Japanese Proverb

          We are running out of adjectives to describe the past few quarters. The results do not come close to meeting our standards or yours. We lost money on a few old favorites, and we have been too early on several new investments. The housing market continues to deteriorate, U.S. consumers are increasingly strained, and financial company woes are spreading well beyond subprime mortgages. In a tougher economy the fundamentals at many of our companies may well get worse before they get better.

          Yet, if we have done our job well, the outlook is much more promising. Your Fund owns stocks that we think are cheap. One of our analysts, Peter Supino, recently dubbed them “cave” holdings. After describing a litany of current challenges, Peter concluded by saying “I want to take this stock plus six others and go in a cave for three years where nobody can take them away.” A growing number of our holdings have the potential to double over our investment horizon. If a stock were to double in five years, it would deliver 15% annual returns. So we wait.

          In the meantime, we have taken several steps to improve the risk-reward profile of the Fund. Fourth quarter highlights included:

•

The sale of all of our Countrywide Financial stock. We concluded that other investments had comparable upside potential with much less risk. Countrywide was a costly and embarrassing experience, with the reputational black eye stinging nearly as much as the economic loss.

•	The elimination of positions in Iron Mountain, Apollo Group and Corinthian Colleges when their stock prices traded above our estimates of business value.

•

Initial purchases of two new stocks, Martin Marietta Materials and Bed Bath & Beyond. The former is an aggregates producer that complements our Vulcan Materials position. The latter is a best-in-class retailer of domestics merchandise and home furnishings.

•	Additional purchases of several existing holdings at depressed prices, most notably Cabela’s, Comcast and Fannie Mae. These buys partially replaced stock sold in prior quarters at much higher prices.

•

Sales of Treasury bonds as investors bid up the price of government securities in a flight to quality. We also modestly increased our holdings of high-quality mortgage-backed securities at acceptable yields.

          The net effect of this activity on the Fund’s asset allocation was modest. Stocks represent 61% of assets, with the remaining 39% invested in bonds and short-term securities. Our fixed-income investments remain defensively positioned with short average lives and high credit quality. For the first time in quite some time, investors re-priced credit risk and began demanding higher spreads to hold riskier assets. We are watching with interest but have not yet felt compelled to act. If current credit trends continue, we may see more attractive fixed-income opportunities in the coming quarters.

Outlook

          The economy is softening, and investors are increasingly jittery. Financial and consumer stocks have been battered, and the malaise has spread to other sectors in recent weeks. The near-term uncertainty is creating opportunities. As sentiment shifts, more terrific businesses are trading at attractive prices. We like the current portfolio, are continuously working to upgrade it, and feel very good about the long-term outlook. Thank you again for your continued patience through a very tough year.

Regards,

Bradley P. Hinton Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

PORTFOLIO PROFILE — BALANCED FUND
(Unaudited)

Top Ten Stocks*

Berkshire Hathaway	4.2%
Redwood Trust	3.5
Liberty Media - Interactive	3.1
UnitedHealth Group	3.0
American International Group	2.5
American Express	2.4
WellPoint	2.3
Liberty Media - Capital	2.3
Wal-Mart	2.3
Coinstar	2.1

27.7%

Industry Sectors*

Consumer Products and Services	13.0%
Financial Services	12.5
Healthcare	9.0
Mortgage Services	7.5
Building and Construction Products	6.1
Media Content and Distribution	5.4
Commercial Services	2.1
Telecommunications	2.0
Transportation	1.1
Technology	1.1
Diversified Industries	0.9

Total Common Stocks	60.7%

U.S. Treasury and Government Agency	14.9%
Mortgage-Backed Securities	11.6
Short-Term Securities/Other	7.4
Mortgage Pass-Through Securities	2.4
Corporate Bonds	2.2
Convertible Preferred Stocks	0.5
Taxable Municipal Bonds	0.3

Total Bonds & Short-Term Securities	39.3%

* As of December 31, 2007

Largest Net Contributions to Investment Results for Quarter Ended December 31, 2007

Positive (000’s)

Berkshire Hathaway	$604
UnitedHealth Group	476
Redwood Trust	332
Iron Mountain	291
WellPoint	203

$1,906

Negative (000’s)

Countrywide Financial	$(1,401)
Cabela’s	(571)
Omnicare	(516)
Freddie Mac	(321)
American International Group	(299)
Other (net)	(2,285)

$(5,393)

Net Portfolio Losses	$(3,487)

BALANCED FUND
Schedule of Investments in Securities
December 31, 2007
(Unaudited)

	Shares	Value

COMMON STOCKS — 60.7%

Consumer Products and Services — 13.0%

Retailing — 10.7%
Liberty Media Corp. - Interactive - Series A*	138,200	$2,636,856
Wal-Mart Stores, Inc.	41,000	1,948,730
Cabela’s, Inc. - CL A*	100,000	1,507,000
Lowe’s Companies, Inc.	56,000	1,266,720
IAC/InterActiveCorp*	40,000	1,076,800
Bed Bath & Beyond, Inc.*	25,000	734,750

		9,170,856
Consumer Goods — 2.3%
Mohawk Industries, Inc.*	18,000	1,339,200
Diageo PLC - Sponsored ADR	7,500	643,725

		1,982,925

		11,153,781
Financial Services — 12.5%

Insurance — 6.8%
Berkshire Hathaway, Inc. - CL B*	770	3,646,720
American International Group, Inc.	37,000	2,157,100

		5,803,820
Consumer Finance — 2.4%
American Express Co.	40,000	2,080,800

Banking — 1.8%
Wells Fargo & Co.	36,000	1,086,840
Citigroup, Inc.	15,000	441,600

		1,528,440
Brokers — 1.5%
TD Ameritrade Holding Corp.*	65,000	1,303,900

		10,716,960

BALANCED FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Healthcare — 9.0%

Managed Care — 5.3%
UnitedHealth Group, Inc.	44,000	$2,560,800
WellPoint, Inc.*	23,000	2,017,790

		4,578,590
Suppliers and Distributors — 2.8%
Omnicare, Inc.	60,000	1,368,600
Covidien Ltd.	23,250	1,029,743

		2,398,343
Providers — 0.9%
Laboratory Corporation of America Holdings*	10,500	793,065

		7,769,998

Mortgage Services — 7.5%

Originating and Investing — 5.3%
Redwood Trust, Inc.	88,000	3,013,120
Newcastle Investment Corp.	62,868	814,769
CBRE Realty Finance, Inc.	128,400	685,656

		4,513,545
Government Agency — 2.2%
Fannie Mae	36,000	1,439,280
Freddie Mac	13,000	442,910

		1,882,190

		6,395,735
Building and Construction Products — 6.1%

USG Corp.*	31,000	1,109,490
Vulcan Materials Co.	14,000	1,107,260
Martin Marietta Materials, Inc.	7,500	994,500
Eagle Materials, Inc.	22,000	780,560
Beacon Roofing Supply, Inc.*	80,000	673,600
Cemex, S.A.B. de C. V. - Sponsored ADR*	23,000	594,550

		5,259,960

BALANCED FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Media Content and Distribution — 5.4%

Newspaper, Television, Radio and Programming — 3.4%
Liberty Media Corp. - Capital - Series A*	17,000	$1,980,330
The Washington Post Co. - CL B	1,200	949,716

		2,930,046
Cable Television — 2.0%
Comcast Corp. - CL A*	60,000	1,095,600
Liberty Global, Inc. - Series C*	17,000	622,030

		1,717,630

		4,647,676
Commercial Services — 2.1%

Coinstar, Inc.*	65,000	1,829,750

Telecommunications — 2.0%

Telephone and Data Systems, Inc. - Special	30,000	1,728,000

Transportation — 1.1%

United Parcel Service, Inc.	13,500	954,720

Technology — 1.1%

Dell, Inc.*	37,000	906,870

Diversified Industries — 0.9%

Tyco International Ltd.	19,000	753,350

Total Common Stocks (Cost $52,258,091)		52,116,800

CONVERTIBLE PREFERRED STOCKS — 0.5%

Six Flags, Inc. 7.25% 8/15/09 (Cost $698,995)	30,000	430,500

BALANCED FUND
Schedule of Investments in Securities, Continued

	Principal amount	Value

CORPORATE BONDS — 2.2%

Wells Fargo & Co. 4.125% 3/10/08	$600,000	$598,336
The Washington Post Co. 5.5% 2/15/09	755,000	761,025
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	300,000	301,760
Harrah’s Operating Co., Inc. 5.375% 12/15/13	250,000	190,227

Total Corporate Bonds (Cost $1,902,221)		1,851,348

MORTGAGE-BACKED SECURITIES — 11.6%(b)

Federal Home Loan Mortgage Corporation — 7.2%

3028 CL MB — 5.0% 2026 (1.5 years)	549,321	551,000
2665 CL WY — 4.5% 2027 (1.6 years)	750,000	744,829
2548 CL HB — 4.5% 2010 (1.9 years)	750,000	748,570
2831 CL AB — 5.0% 2018 (2.7 years)	367,100	369,007
2926 CL AB — 5.0% 2019 (2.9 years)	841,604	845,402
2627 CL LE — 3.0% 2017 (3.1 years)	926,060	881,833
2542 CL LD — 5.0% 2022 (3.1 years)	1,104,401	1,108,006
3209 CL TU — 5.0% 2017 (5.2 years)	905,775	908,680

		6,157,327

Federal National Mortgage Association — 2.9%

2003-87 CL JA — 4.25% 2033 (0.4 years)	54,937	54,641
2003-87 CL TG — 4.5% 2014 (1.7 years)	460,000	461,948
2003-113 CL PC — 4.0% 2015 (1.8 years)	1,000,000	989,481
2006-78 CL AV — 6.5% 2017 (3.2 years)	677,824	710,870
2003-83 CL VA — 5.5% 2014 (3.3 years)	301,287	306,022

		2,522,962

Other — 1.5%

CDMC 2003-7P CL A4 — 3.376% 2017 (3.0 years)(c)	948,050	895,562
Chase MTG 2004-S1 CL A6 — 4.5% 2019 (4.4 years)	371,884	361,707

		1,257,269

Total Mortgage-Backed Securities (Cost $9,761,711)		9,937,558

BALANCED FUND
Schedule of Investments in Securities, Continued

	Principal amount	Value

MORTGAGE PASS-THROUGH SECURITIES — 2.4%(b)

Federal National Mortgage Association — 1.4%

357985 — 4.5% 2020 (4.5 years)	$1,187,239	$1,167,742

Federal Home Loan Mortgage Corporation — 1.0%

G11773 — 5.0% 2020 (4.1 years)	886,593	888,116

Total Mortgage Pass-Through Securities (Cost $2,000,360)		2,055,858

TAXABLE MUNICIPAL BONDS — 0.3%

University of California 4.85% 5/15/13 (Cost $297,897)	300,000	300,825

U.S. TREASURY AND GOVERNMENT AGENCY — 14.9%

U.S. Treasury — 7.7%

U.S. Treasury Note 3.75% 5/15/08	1,250,000	1,251,856
U.S. Treasury Note 3.125% 10/15/08	300,000	299,578
U.S. Treasury Note 3.0% 2/15/09	400,000	399,625
U.S. Treasury Note 3.625% 7/15/09	500,000	504,141
U.S. Treasury Note 6.5% 2/15/10	400,000	427,844
U.S. Treasury Note 5.0% 2/15/11	400,000	422,532
U.S. Treasury Inflation-Indexed Note 2.375% 4/15/11	2,105,140	2,194,939
U.S. Treasury Note 5.0% 8/15/11	500,000	529,844
U.S. Treasury Inflation-Indexed Note 2.0% 1/15/14	565,225	583,993

		6,614,352

Government Agency — 7.2%

Federal Home Loan Banks 3.55% 4/15/08	500,000	498,546
Freddie Mac 4.0% 4/28/09	240,000	240,803
Federal Home Loan Banks 4.16% 12/08/09	400,000	404,569
Federal Home Loan Banks 4.6% 10/15/10	1,000,000	1,000,052
Fannie Mae 5.5% 1/18/12	1,000,000	1,000,751
Federal Home Loan Banks 5.2% 5/21/12	1,000,000	1,019,659
Fannie Mae 4.625% 10/15/14	2,000,000	2,055,846

		6,220,226

Total U.S. Treasury and Government Agency (Cost $12,438,871)		12,834,578

BALANCED FUND
Schedule of Investments in Securities, Continued

	Shares	Value

SHORT-TERM SECURITIES — 7.7%

Wells Fargo Advantage Government Money Market Fund 4.5%(a) (Cost $6,658,030)	6,658,030	$6,658,030

Total Investments in Securities (Cost $86,016,176)		86,185,497
Other Liabilities in Excess of Other Assets — (0.3%)		(287,887)

Net Assets — 100%		$85,897,610

Net Asset Value Per Share		$10.82

*	Non-income producing

(a)	Rate presented represents the annualized 7-day yield at December 31, 2007.

(b)	Number of years indicated represents estimated average life of mortgage-backed securities.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(This page has been left blank intentionally.)

NEBRASKA TAX-FREE INCOME FUND

January 17, 2008

Dear Fellow Shareholder:

          The Nebraska Tax-Free Income Fund’s total return for the fourth quarter of 2007 was +1.2%, which consisted of approximately +0.9% from net interest income (after deducting fees and expenses) and +0.3% from (unrealized) appreciation of our bonds. Our Fund’s primary benchmark, the Lehman Brothers 5-Year Municipal Bond Index, returned +1.9%.

          The table below shows the results of the Nebraska Tax-Free Income Fund over various time periods through December 31, 2007, along with the Lehman Brothers 5-Year Municipal Bond Index, our primary benchmark. The key measures of the Fund’s portfolio (average maturity and duration) have most closely resembled this Lehman Brothers index. As a reminder, we don’t manage the Fund to mimic any particular index but thought it would be informative to provide an example of a broadly constructed unmanaged index whose credit quality and maturity composition were similar to the Fund.

	Total Return*	Average Annual Total Returns*

	1-Year	3-Year	5-Year	10-Year	15-Year

Nebraska Tax-Free
Income Fund**	3.6%	3.0%	3.3%	4.3%	4.8%

Lehman Brothers 5-Year
Municipal Bond Index#	5.2	3.1	3.2	4.6	5.0

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.03% of the Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	All performance numbers assume reinvestment of dividends and/or income.

**

As of December 29, 2006, the Fund succeeded to substantially all of the assets of Weitz Income Partners Limited Partnership (the “Partnership”). The investment objectives, policies and restrictions of the Fund are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During these periods, the Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during these periods, the Partnership’s performance might have been adversely affected.

#	Index performance is hypothetical and is for illustrative purposes only.

The following table shows a profile of our portfolio as of December 31:

Average Maturity	7.3 years
Average Duration	3.4 years
30-Day SEC Yield at 12-31-07	3.4%
Average Rating	AA
Income from municipals exempt from federal and Nebraska income taxes	Over 80%
Income subject to alternative minimum tax	Less than 10%

Overview

          The fourth quarter was a good one for most municipal bond investors, our Fund included. Interest income was enhanced by capital gains as interest rates generally declined in response to broadening economic weakness. Our portfolio performed reasonably well despite being defensively positioned with approximately 10% of our Fund in cash and other short-term securities (with maturities of 7 to 35 days).

          In the economy, the ripple effects from the continued fallout in the housing market were felt in declining consumer confidence, disappointing holiday sales and concern that corporate profits would be negatively impacted. The Federal Reserve responded by continuing to lower short-term interest rates, further supporting bond investor returns in the quarter.

          A noteworthy, and ongoing, development was an overall re-pricing of credit risk sparked by the summer meltdown in the mortgage industry, particularly in the subprime segment. Some municipal bonds have even been caught in the credit crunch despite having little to do with subprime mortgages. This occurred in an indirect manner and not because the creditworthiness of municipalities has deteriorated.

          About half of all municipal bonds issued by state and local governments carry the highest rating (AAA) possible by independent rating services because of guarantees issued by a handful of insurance companies. In industry lingo these bonds are oftentimes dubbed ‘insured munis’. Some of these insurance companies have come under severe pressure because of guarantees they have issued on bonds away from the municipal marketplace, notably subprime. These exposures, with both actual and projected future losses, have caused the rating services and investors to question the claims paying ability of some of these insurance companies. It’s conceivable that some municipal bonds could experience meaningful ratings declines should these insurance companies lose their coveted AAA rating.

          We believe the economic impact of potential insurer downgrades on our Fund would be minimal, if any. Approximately 45% of our investments carry some form of insurance protection. However, we underwrite each investment on the merits of the underlying municipality, before considering any potential insurance benefit. A significant portion of our insured municipal bonds have a solid investment grade rating (A rating or better). In addition, we are broadly diversified across various insurance companies for those bonds that are insured. Our single largest exposure is to Financial Security Assurance, FSA, one of only two insurance companies with no negative assessment from the major credit-rating companies. On balance, we believe any negative reaction (higher yields and lower prices) from rating downgrades to ‘insured munis’ would provide credit sensitive investors with attractive opportunities.

Outlook

          Much discussion in the press lately has dealt with the likelihood of a recession and whether or not it has already begun. It seems plausible that many factors (housing weakness, rising unemployment and declining profits, to name a few) may be conspiring to set the stage for the next recession. However, we’re mindful of the difficulty in accurately predicting these economic turning points. It has been said, tongue in cheek, that economists have successfully predicted 10 of the last 3 recessions. Whether a recession is imminent, our goal will be to continue to select investments one security at a time, being mindful of the risk/reward attributes that each adds to our portfolio.

          The recent sharp decline in U.S. Treasury interest rates, with yields at or below 3% for maturities of 5 years or less while the ten-year Treasury yields 3.8% (as of this writing), seem to be discounting dire economic consequences and has led us to become even more defensively positioned (i.e. shorter average life). This may cause our performance to lag our primary benchmark should interest rates continue to fall since the benchmark has a longer duration relative to our Fund. Given an elevated inflation and falling dollar risk, with its attendant negative consequences for fixed-income investors, this posture seems warranted while we search for qualifying investments. Should there be disruptions in the municipal market from downgrades in the insured segment, we are well positioned to take advantage of any opportunities.

          We welcome any questions you may have and appreciate the confidence in and support of the Fund and our firm.

Best Regards,

Thomas D. Carney
Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets in the Fund invested in a particular state.

PORTFOLIO PROFILE — NEBRASKA TAX-FREE INCOME FUND
(Unaudited)

State Breakdown

Nebraska	78.6%
Commonwealth of Puerto Rico	4.8
Illinois	4.0
Washington	2.7
Texas	1.5
Missouri	1.4
Alaska	0.9
Minnesota	0.1
Short-Term Securities/Other	6.0

100.0%

Sector Breakdown

Power	20.1%
Higher Education	13.8
Hospital	12.8
Water/Sewer	10.4
General	7.3
Housing	1.9

Total Revenue	66.3

State/Commonwealth	7.6
City/Subdivision	6.8
School District	4.6
County	1.8

Total General Obligation	20.8

Escrow/Pre-Refunded	6.9
Short-Term Securities/Other	6.0

100.0%

NEBRASKA TAX-FREE INCOME FUND
Schedule of Investments in Securities
December 31, 2007
(Unaudited)

	Principal amount	Value

MUNICIPAL BONDS — 94.0%

Alaska — 0.9%
University of Alaska, University Revenue, Series J, FSA Insured,
5.0%, 10/01/17	$500,000	$506,855

Illinois — 4.0%
Cook County, General Obligation, Refunding, Series A, 5.0%, 11/15/16	1,000,000	1,025,660
Illinois Health Facility Authority, Revenue, Series A, Evangelical
Hospital Corp., Escrowed to Maturity, 6.75%, 4/15/12	185,000	199,478
Illinois State, General Obligation, FGIC Insured, 5.0%, 3/01/19	500,000	513,220
Illinois State, Sales Tax Revenue, Series Z, 5.0%, 6/15/19	500,000	515,515

		2,253,873
Minnesota — 0.1%
Minnesota State Housing Financial Agency, Single Family Mortgage,
Series D, 6.0%, 1/01/16	40,000	40,060

Missouri — 1.4%
Joplin, Industrial Development Authority, Revenue, Series A,
Catholic Health Initiatives, 5.125%, 12/01/15	750,000	758,032

Nebraska — 78.6%
Adams County, Hospital Authority #1, Revenue, Mary Lanning
Memorial Hospital Project, Radian Insured, 5.3%, 12/15/18	700,000	704,529
Blair, Water System Revenue, Bond Anticipation Notes, AMT
Series A, 4.5%, 6/15/12	500,000	499,190
Series B, 4.65%, 6/15/12	500,000	505,885
Douglas County, Educational Facility Revenue, Series A, Creighton
University Project, FGIC Insured, 3.5%, 9/01/12	255,000	254,916
Douglas County, Hospital Authority #1, Revenue, Refunding,
Alegent Health - Immanuel, AMBAC Insured, 5.125%, 9/01/17	250,000	255,345
Quality Living Inc. Project, 4.7%, 10/01/17	255,000	249,326
Douglas County, Hospital Authority #2, Revenue,
Lakeside Village Project, 5.125%, 12/15/22	500,000	510,470
Nebraska Medical Center Project, 5.0%, 11/15/14	380,000	400,984
Nebraska Medical Center Project, 5.0% 11/15/15	295,000	311,679
Douglas County, Millard School District #17, Refunding,
FSA Insured, 4.0%, 11/15/13	500,000	515,460
MBIA Insured, 4.3%, 11/15/14	500,000	508,105
4.75%, 6/15/17	490,000	490,622

NEBRASKA TAX-FREE INCOME FUND
Schedule of Investments in Securities, Continued

	Principal amount	Value

Nebraska — 78.6% (continued)
Douglas County, Ralston Public School District #54, FSA Insured,
5.125%, 12/15/21	$500,000	$525,830
5.2%, 12/15/26	500,000	521,910
Douglas County, Sanitary & Improvement District #206,
Eldorado/Farmington, 5.75%, 12/01/14	195,000	195,189
Douglas County, Zoo Facility Revenue, Refunding, Omaha’s
Henry Doorly Zoo Project,
4.2%, 9/01/16	600,000	598,074
4.75%, 9/01/17	200,000	205,400
Gage County, Hospital Authority #1, Revenue, Beatrice Community
Hospital & Health Project, 5.35%, 5/01/19	500,000	483,065
Grand Island, Electric Revenue, MBIA Insured,
5.0%, 8/15/14	500,000	527,120
5.125%, 8/15/16	500,000	529,500
Grand Island, Public Safety, Tax Anticipation Bonds, AMBAC
Insured, 4.1%, 9/01/14	480,000	490,426
Grand Island, Sanitary Sewer Revenue, Refunding, FSA Insured,
3.3%, 4/01/13	870,000	865,363
3.45%, 4/01/14	650,000	650,097
Hastings, Electric System Revenue, Refunding, FSA Insured, 5.0%, 1/01/19	750,000	782,910
Lancaster County, Hospital Authority #1, Revenue, Bryan LGH
Medical Center, Series A-1, AMBAC Insured,
4.4%, 6/01/31 (Auction Rated Security)	975,000	975,000
Lincoln, Airport Authority Revenue, Refunding, 5.2%, 7/01/19	200,000	202,514
Lincoln, Electric System Revenue, Refunding,
5.0%, 9/01/10	500,000	524,900
5.0%, 9/01/18	1,000,000	1,075,080
Lincoln, General Obligation, Highway Allocation Fund, 4.0%, 5/15/23	1,000,000	975,260
Lincoln, Parking Revenue, Refunding, Series A, 5.375%, 8/15/14	250,000	258,240
Lincoln, Sanitary Sewer Revenue, Refunding, MBIA Insured, 5.0%, 6/15/16	885,000	949,030
Lincoln, Water Revenue, 5.0%, 8/15/22	800,000	837,544
NEBHELP, Inc., Revenue, Series A-5A, AMT, 6.2%, 6/01/13	400,000	411,448
Nebraska Educational Financial Authority, Revenue, Refunding,
Hastings College Project, 5.05%, 12/01/23	500,000	481,035
Nebraska Wesleyan University Project, Radian Insured,
5.15%, 4/01/22	1,000,000	1,003,320
York College Project, 6.0%, 4/01/21	500,000	491,880
Nebraska Educational Telecommunications Commission,
Revenue, DTV Project, 6.0%, 2/01/10	600,000	620,748

NEBRASKA TAX-FREE INCOME FUND
Schedule of Investments in Securities, Continued

	Principal amount	Value

Nebraska — 78.6% (continued)
Nebraska Investment Financial Authority, Revenue, Series A,
Drinking Water State Revolving Fund, 5.15%, 1/01/16	$200,000	$202,312
Nebraska Investment Financial Authority,
Health Facility Revenue, Childrens Healthcare Services,
5.5%, 8/15/17, Pre-Refunded 2/15/08 @ 102	500,000	511,455
Health Facility Revenue, Childrens Hospital Obligated Group,
Refunding, Series A, 4.2%, 8/15/32 (Auction Rated Security)	1,000,000	1,000,000
Hospital Revenue, Great Plains Regional Medical Center
Project, Radian Insured, 5.0%, 11/15/14	250,000	254,700
Hospital Revenue, Great Plains Regional Medical Center
Project, Radian Insured, 5.45%, 11/15/17	455,000	459,746
Nebraska Investment Financial Authority, Single Family
Housing Revenue, Series C, AMT,
4.05%, 3/01/12	285,000	286,736
4.05%, 9/01/12	340,000	342,156
4.125%, 3/01/13	375,000	376,924
Nebraska Public Power District, Revenue,
Series A, 3.75%, 1/01/08	950,000	950,000
Series A, 5.0%, 1/01/17, Pre-Refunded 1/01/09 @ 101	1,000,000	1,028,860
Series A, 5.125%, 1/01/18, Pre-Refunded 1/01/09 @ 101	425,000	437,788
Series B, 5.0%, 1/01/21	1,000,000	1,073,490
Nebraska State Colleges Facility Corp., Deferred Maintenance
Revenue, MBIA Insured,
4.25%, 7/15/15	405,000	425,764
5.0%, 7/15/16	200,000	221,028
4.0%, 7/15/17	200,000	204,636
Nebraska Utilities Corp., Revenue, University of Nebraska
Lincoln Project, 5.25%, 1/01/19	750,000	795,143
Omaha, Douglas County, General Obligation, Public Building
Commission, 5.1%, 5/01/20	750,000	785,242
Omaha, General Obligation, Refunding, 4.5%, 12/15/17	250,000	256,807
Omaha, Public Facilities Corp., Lease Revenue, Series C,
Rosenblatt Stadium Project,
3.9%, 10/15/17	235,000	238,701
3.95%, 10/15/18	240,000	242,693
Omaha Public Power District, Electric Revenue,
Series A, 4.3%, 2/01/12, Pre-Refunded 2/01/10 @ 100	500,000	511,800
Series A, 5.0%, 2/01/17, Pre-Refunded 2/01/10 @ 100	400,000	415,044
Series A, Escrowed to Maturity, 7.625%, 2/01/12	495,000	537,773
Series A, 4.25%, 2/01/18	900,000	910,629
Series A, 4.1%, 2/01/19	1,000,000	992,760
Series C, 5.5%, 2/01/14	280,000	306,393

NEBRASKA TAX-FREE INCOME FUND
Schedule of Investments in Securities, Continued

	Principal amount	Value

Nebraska — 78.6% (continued)
Omaha, Sanitary Sewer Revenue, MBIA Insured,
4.0%, 11/15/12	$520,000	$537,737
4.0%, 11/15/14	250,000	259,162
Papillion, General Obligation, Bond Anticipation Notes,
Series A, 3.7%, 6/01/09	700,000	700,840
Platte County, Hospital Authority #1, Revenue, Columbus
Community Hospital Project, Radian Insured, 5.9%, 5/01/15	250,000	260,058
Public Power Generation Agency, Revenue, Whelan Energy
Center Unit 2, Series A, AMBAC Insured, 5.0%, 1/01/18	750,000	808,575
Saline County, Hospital Authority #1, Revenue, Bryan LGH Medical
Center, Refunding, Series B, 4.5%, 6/01/31 (Auction Rated Security)	500,000	500,000
Sarpy County, General Obligation, Sanitary & Improvement
District #111, Stoneybrook, 5.9%, 3/15/13	300,000	300,417
Sarpy County, General Obligation, Sanitary & Improvement
District #112, Leawood Oaks III, 6.2%, 2/15/14	105,000	105,168
Scottsbluff County, Hospital Authority #1, Revenue, Regional
West Medical Center, 6.375%, 12/15/08	40,000	40,079
Southern Nebraska Public Power District, Electric System Revenue,
AMBAC Insured, 4.625%, 9/15/21	1,000,000	1,027,790
Bond Anticipation Notes, 4.0%, 12/15/08	1,000,000	1,009,060
University of Nebraska, Facilities Corp., Lease Rental Revenue,
UNMC Sorell Center Project, 4.0%, 4/15/11	1,000,000	1,026,320
University of Nebraska, University Revenue,
Lincoln Student Fees and Facilities, 4.6%, 7/01/17	570,000	585,020
Omaha Student Facilities Project, 4.5%, 5/15/16	565,000	594,894
Omaha Student Facilities Project, 5.0%, 5/15/27	800,000	832,136
Refunding, Lincoln Parking Project, 4.0%, 6/01/17	1,070,000	1,090,073

		43,833,303
Puerto Rico — 4.8%
Commonwealth,
Refunding, Series B4, FSA Insured, 5.0%, 7/01/28 (Auction
Rated Security)	1,625,000	1,625,000
General Obligation, Refunding, FGIC Insured, 5.5%, 7/01/11	990,000	1,056,033

		2,681,033
Texas — 1.5%
San Antonio, Electric & Gas Revenue, Series A
5.0%, 2/01/18	325,000	333,223
5.0%, 2/01/18, Pre-Refunded 2/01/09 @ 101	175,000	180,355
5.25%, 2/01/14	320,000	329,978

		843,556

NEBRASKA TAX-FREE INCOME FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Washington — 2.7%
Vancouver, Water & Sewer Revenue, Refunding, MBIA Insured,
4.75%, 6/01/16	$500,000	$503,180
Washington State, General Obligation, Variable Purpose,
Series B, 5.0%, 1/01/19	1,000,000	1,014,810

		1,517,990

Total Municipal Bonds (Cost $51,555,759)		52,434,702

SHORT-TERM SECURITIES — 5.0%

Wells Fargo Advantage Tax-Free Money Market Fund 3.3%(a)
(Cost $2,773,375)	2,773,375	2,773,375

Total Investments in Securities (Cost $54,329,134)		55,208,077
Other Assets Less Other Liabilities — 1.0%		565,490

Net Assets — 100.0%		$55,773,567

Net Asset Value Per Share		$9.99

(a)	Rate presented represents the annualized 7-day yield at December 31, 2007.

SHORT-INTERMEDIATE INCOME FUND AND GOVERNMENT MONEY MARKET FUND

January 14, 2008

Dear Fellow Shareholder:

Short-Intermediate Income Fund Overview

          The Short-Intermediate Income Fund’s total return for the fourth quarter of 2007 was +2.2%. Our return consisted of approximately 1.1% from net interest and dividend income (after deducting fees and expenses) and approximately 1.1% from realized and unrealized appreciation of our investments. For the year, our total return was +6.1%, less than the 7.4% of the Lehman Brothers Intermediate U.S. Government / Credit Index, our Fund’s primary benchmark.

          While a significant portion of our portfolio performed well in 2007 (particularly Treasuries, government agency and high quality MBS, mortgage-backed securities), the shorter duration and average life of our portfolio relative to the Lehman Index mitigated the benefits of declining interest rates that occurred during the year. The small credit-oriented portion of our Fund (corporate bond, preferred and common stock ownership) also detracted from performance for the year (more details below).

          Total returns for longer periods of time as of December 31, 2007 are listed in the table below. Two additional Lehman Brothers Indexes (1-3 and 1-5 year) with a shorter average maturity are included in the table for added perspective, given our Fund’s history of having a shorter duration and average life than the Fund’s primary benchmark.

	Total Return**	Average Annual Total Returns**

	1-Year	3-Year	5-Year	10-Year

Short-Intermediate Income Fund	6.1%	3.9%	4.1%	5.0%

Intermediate U.S. Government/Credit Index *#	7.4	4.3	4.1	5.8
1-5 Year U.S. Government/Credit Index *#	7.3	4.3	3.6	5.3
1-3 Year U.S. Government/Credit Index*#	6.8	4.3	3.4	5.0

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 0.67% of the Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Source: Lehman Brothers, Inc.

**	All performance numbers assume reinvestment of dividends.

#	Index performance is hypothetical and is for illustrative purposes only.

The following table and chart show a profile of our portfolio and asset allocation as of December 31:

Average Maturity	3.0 years
Average Duration	2.4 years
Average Coupon	4.3%
30-Day SEC Yield at 12-31-07	3.8%
Average Rating	AA+

Overview

          The fourth quarter was a good one for most fixed-income investors, our Fund included. Our portfolio performed well, driven by our large exposure to Treasury bonds, government agency and high quality MBS, which together comprise approximately 85% of our Fund at year-end.

          Interest income was enhanced by capital gains as interest rates generally declined in response to broadening economic weakness. The ripple effects from the continued fallout in the housing market were felt in declining consumer confidence, disappointing holiday sales and concern that corporate profits would be negatively impacted. The Fed responded by continuing to lower short-term interest rates, further supporting bond investor returns in the quarter.

          A noteworthy, and ongoing, development in the quarter was an overall re-pricing of credit risk. Investor complacency which led to very narrow credit spreads, and discussed in last year’s 4th quarter report, is being replaced with a growing sense of fear and wider credit spreads. Credit spreads represent the extra return that fixed-income investors demand for lending money to any entity other than the U.S. Treasury and are typically measured from a comparably maturing Treasury bond. For example, a 5-year corporate bond should always yield more than a 5-year Treasury bond no matter how solid the corporation’s credit quality happens to be. When economic times are good and investors worry less about return of principal, the difference in yields (credit spread) between this hypothetical 5-year corporate bond and a 5-year Treasury bond could be, and has been, very narrow. But should the economy weaken or the prospects of a particular company become less clear, this difference in yields can widen, sometimes significantly, as investors demand more return (higher yield) for the risks they assume.

          This widening of credit spreads has been dramatic in recent months. For instance, high-yield bond spreads have doubled, or more, from their near-historic lows reached mid-year and produced negative returns for high-yield bond investors in the second half of 2007, according to Merrill Lynch’s High Yield Master Index.

          The risk re-pricing negatively impacted the Fund’s small holdings of credit sensitive investments (less than 5% at December 31). Harrah’s Entertainment and Countrywide Credit corporate bonds, Six Flags convertible preferred stock, and Newcastle Investment Corp. and Redwood Trust common stock together reduced quarterly and full-year performance by approximately 1/2 percent and 1 percent, respectively. While the price declines of these investments are annoying, we are optimistic about the future return potential they represent for our Fund. In January, for example, Countrywide Credit agreed to be purchased by Bank of America, resulting in sizable appreciation as of this writing.

Outlook

          Much discussion in the press lately has dealt with the likelihood of a recession and whether or not it has already begun. It seems plausible that many factors (housing weakness, rising unemployment and declining profits, to name a few) may be conspiring to set the stage for the next recession. However, we’re mindful of the difficulty in accurately predicting these economic turning points. It has been said, tongue in cheek, that economists have successfully predicted 10 of the last 3 recessions. Whether a recession is imminent, our goal will be to continue to select investments one security at a time, being mindful of the risk/reward attributes that each adds to our portfolio.

          The recent sharp decline in U.S. Treasury interest rates, with yields at or below 3% for maturities of 5 years or less while the ten-year Treasury yields 3.8% (as of this writing), seem to be discounting dire economic consequences and has led us to become even more defensively positioned (i.e. shorter average life). This may cause our performance to lag our primary benchmark should interest rates continue to fall since the benchmark has a longer duration relative to our Fund. Given an elevated inflation and falling dollar risk, with its attendant negative consequences for fixed-income investors, this posture seems warranted while we search for qualifying investments. Should the flight from risk in the financial markets continue, the coming year may provide us increasing opportunities to invest on more favorable terms.

Government Money Market Fund Overview

          The Government Money Market Fund closed the fourth quarter with a 7-day effective yield of 4.03%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

          Our Fund’s yield declined during the fourth quarter as the primary rate-setter of short-term interest rates, the Federal Reserve, lowered short-term interest rates by 25 basis points at both of their October and December meetings. Housing market weakness and the tightening of credit conditions caused by the ongoing turmoil in the financial markets were the primary reasons for the Fed’s decision to continue making adjustments to monetary policy.

          The strategy in our Government Money Market Fund remains, by nature, conservative. We invest in short-term government and government agency securities that have a weighted average maturity of less than ninety days. The types of securities we typically invest in consist of U.S. Treasury bills, government agency discount notes (such as Federal Home Loan Banks and the Federal Farm Credit Banks) and repurchase agreements, typically overnight or one-day, with high-quality counterparties backed by U.S. Treasury securities.

          While the credit quality of our investments is high, the expected returns on these investments are primarily affected by near-term monetary policy (as mentioned above). A change in the “going rate” in the short-term government security market impacts our yields fairly quickly. Recent statements by Ben Bernanke, the Chairman of the Federal Open Market Committee, would seem to suggest that short-term rates may need to be adjusted lower. If so, our reinvestment opportunities may also decline.

          If you have any questions about the mechanics of either Fund or our investment strategy, please call. As always, we welcome your comments and questions.

Best Regards,

Thomas D. Carney Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

PORTFOLIO PROFILE — SHORT-INTERMEDIATE INCOME FUND
(Unaudited)

Credit Quality Ratings

U.S. Treasury	28.0%
U.S. Government Agency Mortgage Related Securities	43.4
Aaa/AAA	19.6
Aa/AA	1.3
Baa/BBB	0.6
Ba/BB	0.9
B/B, below, and non-rated	1.9
Cash Equivalents	4.3

100.0%

Sector Breakdown

Mortgage-Backed Securities	42.1%
U.S. Treasury	28.0
Government Agency	11.1
Corporate Bonds	5.2
Short-Term Securities/Other	4.3
Mortgage Pass-Through Securities	4.0
Taxable Municipal Bonds	3.4
Common Stocks	1.5
Convertible Preferred Stocks	0.4

100.0%

SHORT-INTERMEDIATE INCOME FUND
Schedule of Investments in Securities
December 31, 2007
(Unaudited)

	Principal amount	Value

CORPORATE BONDS — 5.2%

Wells Fargo & Co. 4.125% 3/10/08	$1,500,000	$1,495,840
Liberty Media Corp. 7.875% 7/15/09	500,000	510,120
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	375,000	377,200
Countrywide Home Loans, Inc. 4.0% 3/22/11	1,000,000	722,560
Berkshire Hathaway Finance Corp. 4.625% 10/15/13	1,000,000	1,003,400
Harrah’s Operating Co., Inc. 5.375% 12/15/13	750,000	570,680
Berkshire Hathaway Finance Corp. 4.85% 1/15/15	1,500,000	1,504,440

Total Corporate Bonds (Cost $6,573,353)		6,184,240

MORTGAGE-BACKED SECURITIES — 42.1%(b)

Federal Home Loan Mortgage Corporation — 22.9%

2498 CL PD — 5.5% 2016 (0.3 years)	488,375	488,837
3125 CL A — 5.125% 2013 (0.4 years)	729,581	729,286
2878 CL TB — 5.5% 2024 (1.0 years)	2,000,000	2,009,341
2765 CL JN — 4.0% 2019 (1.5 years)	1,813,754	1,793,917
2665 CL WY — 4.5% 2027 (1.6 years)	4,000,000	3,972,423
2692 CL QT — 4.5% 2018 (1.8 years)	2,000,000	2,004,608
2921 CL A — 5.5% 2018 (1.9 years)	1,798,395	1,824,204
2548 CL HB — 4.5% 2010 (1.9 years)	4,250,000	4,241,899
2743 CL HC — 4.5% 2015 (2.1 years)	3,000,000	3,010,394
2831 CL AB — 5.0% 2018 (2.7 years)	1,468,402	1,476,030
2627 CL LE — 3.0% 2017 (3.1 years)	1,620,604	1,543,208
2999 CL NB — 4.5% 2017 (3.6 years)	4,000,000	3,986,014

		27,080,161

Federal National Mortgage Association — 16.5%

2003-87 CL JA — 4.25% 2033 (0.4 years)	231,835	230,584
2003-81 CL NX — 3.5% 2013 (0.6 years)	825,234	818,132
2002-74 CL TC — 5.0% 2015 (0.6 years)	313,657	313,218
2003-87 CL TE — 4.0% 2013 (0.7 years)	1,504,532	1,497,816
2003-20 CL QC — 5.0% 2027 (1.2 years)	861,464	860,797
2003-113 CL PC — 4.0% 2015 (1.8 years)	1,010,000	999,376
2002-74 CL TD — 5.0% 2015 (1.8 years)	4,000,000	4,015,025
2004-81 CL KC — 4.5% 2017 (2.6 years)	3,000,000	3,004,891
2003-43 CL EX — 4.5% 2017 (2.9 years)	859,338	853,499
2006-78 CL AV — 6.5% 2017 (3.2 years)	2,143,733	2,248,243
2003-39 CL LC — 5.0% 2022 (3.4 years)	1,236,133	1,237,831
2003-92 CL PD — 4.5% 2017 (3.6 years)	2,500,000	2,486,216
2003-27 CL DW — 4.5% 2017 (3.9 years)	1,000,000	984,245

		19,549,873

SHORT-INTERMEDIATE INCOME FUND
Schedule of Investments in Securities, Continued

	Principal amount	Value

Other — 2.7%

CDMC 2003-7P CL A4 — 3.376% 2017 (3.0 years)(c)	$2,844,149	$2,686,687
Chase MTG 2004-S1 CL A6 — 4.5% 2019 (4.4 years)	458,686	446,134

		3,132,821

Total Mortgage-Backed Securities (Cost $49,385,438)		49,762,855

MORTGAGE PASS-THROUGH SECURITIES — 4.0%(b)

Federal National Mortgage Association — 3.6%

254863 — 4.0% 2013 (2.3 years)	589,677	585,343
255291 — 4.5% 2014 (2.6 years)	768,794	771,430
251787 — 6.5% 2018 (3.6 years)	39,328	40,798
254907 — 5.0% 2018 (3.7 years)	1,343,056	1,346,624
357985 — 4.5% 2020 (4.5 years)	1,582,986	1,556,989

		4,301,184

Federal Home Loan Mortgage Corporation — 0.4%

1386 — 5.0% 2018 (3.6 years)	432,634	433,764

Total Mortgage Pass-Through Securities (Cost $4,703,291)		4,734,948

TAXABLE MUNICIPAL BONDS — 3.4%

Topeka, Kansas 4.5% 8/15/09	1,135,000	1,136,351
Stratford, Connecticut 6.55% 2/15/13	500,000	527,545
University of California 4.85% 5/15/13	990,000	992,722
Iowa State University Revenue 5.8% 7/01/22	1,335,000	1,344,372

Total Taxable Municipal Bonds (Cost $3,960,302)		4,000,990

U.S. TREASURY AND GOVERNMENT AGENCY — 39.1%

U.S. Treasury — 28.0%

U.S. Treasury Note 3.0% 2/15/09	5,000,000	4,995,315
U.S. Treasury Note 2.625% 3/15/09	3,000,000	2,983,128
U.S. Treasury Note 4.0% 3/15/10	10,000,000	10,208,600

SHORT-INTERMEDIATE INCOME FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

U.S. Treasury — 28.0% (continued)

U.S. Treasury Inflation-Indexed Note 2.375% 4/15/11	$2,105,140	$2,194,939
U.S. Treasury Note 4.375% 8/15/12	5,000,000	5,219,535
U.S. Treasury Inflation-Indexed Note 2.0% 1/15/14	2,260,900	2,335,971
U.S. Treasury Note 4.25% 8/15/14	5,000,000	5,171,485

		33,108,973

Government Agency — 11.1%

Freddie Mac 4.0% 4/28/09	240,000	240,803
Freddie Mac 3.25% 7/09/09	1,000,000	994,976
Federal Home Loan Banks 4.16% 12/08/09	1,500,000	1,517,133
Fannie Mae 4.125% 4/28/10	2,000,000	2,024,558
Freddie Mac 4.125% 6/16/10	1,000,000	1,012,668
Freddie Mac 5.5% 9/15/11	1,000,000	1,060,583
Federal Home Loan Banks 5.2% 5/21/12	1,000,000	1,019,659
Fannie Mae 4.375% 7/17/13	2,000,000	2,031,008
Freddie Mac 5.0% 11/13/14	3,000,000	3,152,763

		13,054,151

Total U.S. Treasury and Government Agency (Cost $44,861,845)		46,163,124

COMMON STOCKS — 1.5%

Redwood Trust, Inc.	33,000	1,129,920
Newcastle Investment Corp.	45,000	583,200

Total Common Stocks (Cost $2,335,278)		1,713,120

CONVERTIBLE PREFERRED STOCKS — 0.4%

Six Flags, Inc. 7.25% 8/15/09 (Cost $814,492)	35,000	502,250

SHORT-INTERMEDIATE INCOME FUND
Schedule of Investments in Securities, Continued

	Shares	Value

SHORT-TERM SECURITIES — 3.7%

Wells Fargo Advantage Government Money Market Fund 4.5%(a) (Cost $4,333,778)	4,333,778	$4,333,778

Total Investments in Securities (Cost $116,967,777)		117,395,305
Other Assets Less Other Liabilities — 0.6%		725,314

Net Assets — 100%		$118,120,619

Net Asset Value Per Share		$11.56

(a)	Rate presented represents the annualized 7-day yield at December 31, 2007.

(b)	Number of years indicated represents estimated average life of mortgage-backed securities.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

GOVERNMENT MONEY MARKET FUND
Schedule of Investments in Securities
December 31, 2007
(Unaudited)

	Principal amount or shares	Value

GOVERNMENT AGENCY — 63.8†

Federal Farm Credit Banks Discount Note 4.3% 2/08/08	$25,000,000	$24,889,167
Federal Home Loan Banks Discount Note 4.4% 2/22/08	11,000,000	10,931,519
Federal Home Loan Banks Discount Note 4.3% 3/12/08	20,000,000	19,836,306

		55,656,992

SHORT-TERM SECURITIES — 37.6%

Wells Fargo Advantage 100% Treasury Money Market Fund 3.1%(a)	8,473,128	8,473,128
Milestone Treasury Obligations Portfolio 3.6%(a)	24,348,411	24,348,411

Total Short-Term Securities		32,821,539

Total Investments in Securities (Cost $88,478,531)		88,478,531
Other Liabilities in Excess of Other Assets — (1.4%)		(1,228,217)

Net Assets — 100%		$87,250,314

Net Asset Value Per Share		$1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.

(a)	Rate presented represents the annualized 7-day yield at December 31, 2007.

(This page has been left blank intentionally.)

Board of Trustees	Officers
Lorraine Chang	Wallace R. Weitz, President
John W. Hancock	Mary K. Beerling, Vice President, Secretary &
Richard D. Holland	Chief Compliance Officer
Thomas R. Pansing, Jr.	Kenneth R. Stoll, Vice President & Chief
Roland J. Santoni	Financial Officer
Barbara W. Schaefer	Bradley P. Hinton, Vice President
Delmer L. Toebben
Wallace R. Weitz	Distributor
Weitz Securities, Inc.
Investment Adviser
Wallace R. Weitz & Company	Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company
Custodian
Wells Fargo Bank Minnesota,	Sub-Transfer Agent
National Association	Boston Financial Data Services, Inc.

NASDAQ symbols:
Value Fund – WVALX
Partners Value Fund – WPVLX
Hickory Fund – WEHIX
Partners III Opportunity Fund – WPOPX
Balanced Fund – WBALX
Nebraska Tax-Free Income Fund – WNTFX
Short-Intermediate Income Fund – WEFIX
Government Money Market Fund – WGMXX

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

2/1/08